UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
     Date of report (Date of earliest event reported) August 25, 2010
MATRIXX INITIATIVES, INC.

(Exact name of registrant as specified in its charter)
DELAWARE

(State or other jurisdiction of incorporation)

001-31404	87-0482806

(Commission File Number)	(IRS Employer Identification No.)

8515 E. Anderson Drive, Scottsdale, Arizona	85255

(Address of principal executive offices)	(Zip Code)
(602) 385-8888

(Registrant’s telephone number, including area code)
NONE

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
Matrixx Initiatives, Inc. (the “Company”) held its Annual Meeting of Stockholders on August 25, 2010. The following proposals set forth in our Proxy Statement filed with the Securities and Exchange Commission on July 12, 2010, were voted upon with the [final] results indicated below.
Proposal 1: Election of Directors
Stockholders elected John M. Clayton, Ph.D., William J. Hemelt, and Michael A. Zeher to the Board of Directors to serve for a three-year term or until their successors are elected. The results of the election of Directors were:

	For	Withheld	Broker Non-Votes
John M. Clayton, Ph.D.	4,475,876	193,246	—
William J. Hemelt	4,470,226	198,896	—
Michael A. Zeher	4,470,636	198,486	—
Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm
In addition, stockholders voted to ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011. The results of the ratification were:

For	Against	Abstain	Broker Non-Votes
7,670,219	164,860	7,219	—

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXX INITIATIVES, INC. (Registrant)
Date: August 27, 2010	/s/ William J. Hemelt
William J. Hemelt
President and Chief Executive Officer